EXHIBIT - 10.6
                             FORM OF
                           AMENDMENT TO
                   DEFERRED COMPENSATION AGREEMENT













































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             AMENDMENT TO DEFERRED COMPENSATION AGREEMENT

  THIS ADMENDMENT, made and entered into as of this ________ day of __________, 1993 by and between JOHN H. HARLAND COMPANY, a Georgia corporation (the "Company"), and ___________________ ("Employee");
                       W I T N E S S E T H:
  WHEREAS, Company and Employee entered into a Deferred Compensation Agreement on the ____ day of _____________, 19__, ("Agreement") which provided for certain payments to be made to Employee upon the happening of certain events; and
  WHEREAS, Article 2 of the Agreement provides for the payment of certain benefits to the Employee's spouse or children under the age of 21 years upon the death of Employee; and
  WHEREAS, Company and Employee now mutually with to amend the Agreement so as to delete the provision of benefits to the Employee's spouse or children, effective immediately;
  NOW AND THEREFORE, THE PARTIES HERETO DO HEREBY AGREE AS FOLLOWS:
                               1.
  Article 2 of the Agreement is hereby deleted in its entirety; therefor the Agreement shall make no provision for any benefits being paid to the Employee's spouse or children in the event of his death, regardless of whether the death occurs "pre-retirement" or "post-retirement".
                               2.
  All other provisions of the Agreement, not otherwise inconsistent with this Amendment to Deferred Compensation Agreement shall remain in full force and effect.
  IN WITNESS WHEREOF, the Company and Employee have caused this amendment of Deferred Compensation Agreement to be excuted, as of this day, month and year first written above.
                                               JOHN H. HARLAND COMPANY
                                               BY:________________________
                                               EMPLOYEE:
                                               ___________________________
WITNESS:
___________________________











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